SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 15, 2016

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 15, 2016 (the “Effective Date”), Wheeler-Real Estate Investment Trust, Inc.’s (the “Company”) 2016 Long-Term Incentive Plan (the “2016 Plan”) was approved by the stockholders of the Company entitled to vote on the 2016 Plan at the Company’s 2016 Annual Meeting as described under Item 5.07 below. The 2016 Plan was adopted by the Company’s Board of Directors (the “Board”) on April 6, 2016, subject to stockholder approval and is deemed effective as of the Effective Date.

The 2016 Plan shall terminate on April 6, 2026 unless terminated sooner as provided for in the 2016 Plan. As of the date hereof, no grants have made pursuant to the 2016 Plan. Employees of the Company, officers, employee and non-employee directors, consultants, independent contractors and advisors may all be selected by the Compensation Committee of the Board (the “Compensation Committee”) to receive awards under the 2016 Plan. The benefits or amounts that may be received by or allocated to participants under the 2016 Plan will be determined at the discretion of the Compensation Committee. Awards under the 2016 Plan may be in the form of the Company’s common stock, $0.01 par value per share (the “Common Stock”), incentive stock options, nonqualified stock options, restricted stock awards or restricted stock units. The maximum number of shares of Common Stock that may be issued under the 2016 Plan is 5,000,000 shares. The 2016 Plan is administered by the Compensation Committee.

The description of the 2016 Plan is qualified in its entirety by the full text of the 2016 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

The Company’s 2016 Annual Meeting of stockholders was held on June 15, 2016, in Virginia Beach, Virginia. Stockholders representing 66,403,699 shares, or 84%, of the Common Stock outstanding as of the record date were present in person or were represented at the meeting by proxy.

Final voting results are shown below. The election of directors was determined by a plurality of the votes cast. Each other matter was determined by a majority of votes cast.

Proposal 1: Election of Directors

The following directors were elected by a plurality of the votes cast:

Nominee	Votes Cast For	Vote Against	Votes Withheld	Abstentions	Broker Non-Votes
Jon S. Wheeler	49,948,752	0	111,548	0	8,740,900
Kurt R. Harrington	41,184,385	0	5,875,915	0	8,740,900
Carl B. McGowan, Jr.	34,889,205	0	12,171,095	0	8,740,900
David Kelly	46,967,745	0	92,555	0	8,740,900
Stewart Brown	46,565,220	0	495,080	0	8,740,900
William W. King	41,138,505	0	5,921,795	0	8,740,900
Jeffrey Zwerdling	46,927,943	0	132,357	0	8,740,900
John McAuliffe	46,885,313	0	174,987	0	8,740,900

Proposal 2: Approving the Registrant’s 2016 Plan

The stockholders approved by a majority of the votes cast the 2016 Plan (as described in Item 5.02) pursuant to the following vote:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
35,690,278	6,848,618	0	4,521,404	8,740,000

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was approved by a majority of the votes cast pursuant to the following vote:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
55,383,744	287,480	0	129,976	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

10.1 Wheeler Real Estate Investment Trust, Inc. 2016 Long-Term Incentive Plan.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler

Jon S. Wheeler

Chairman and Chief Executive Officer

Dated: June 15, 2016

EXHIBIT INDEX

10.1 Wheeler Real Estate Investment Trust, Inc. 2016 Long-Term Incentive Plan.